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Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

As Adopted Pursuant To

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Pathmark Stores, Inc. (the "Company") on Form 10-Q for the period ended August 3, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank G. Vitrano, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (3)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (4)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ FRANK G. VITRANO Name: Frank G. Vitrano Title: Executive Vice President, Treasurer and Chief Financial Officer
Date: September 16, 2002

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, As Adopted Pursuant To SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002